LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

COLLECTION PERIOD:                                   SEPTEMBER 1-30, 2005          PAYMENT DATE:      OCT 17 2005
DETERMINATION DATE:                                  OCT 07 2005                   REPORT BRANCH:     2051
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INITIAL DEAL                                                 TOTAL        CLASS A-1      CLASS A-2        CLASS A-3       CLASS A-4
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Class Percentages                                              100.00%         13.43%          38.00%          28.57%         20.00%
Initial Pool Balance                                    303,017,069.52  40,690,863.62  115,146,486.42   86,576,305.58  60,603,413.90
Prefunding                                               46,982,930.48   6,309,136.38   17,853,513.58   13,423,694.42   9,396,586.10
Total Balance                                           350,000,000.00  47,000,000.00  133,000,000.00  100,000,000.00  70,000,000.00
Note Balance Total                                      350,000,000.00  47,000,000.00  133,000,000.00  100,000,000.00  70,000,000.00
Number of Contracts                                             16,520
Class Pass Through Rates                                                       3.346%           3.82%           4.08%          4.25%
Servicing Fee Rate                                            1.75000%
Indenture Trustee Fee                                         0.00300%
Custodian Fee                                                 0.02000%
Backup Servicer Fee                                           0.02000%
Insurance Premium Fee                                         0.20000%
Demand Note Rate                                              5.25000%

Initial Weighted Average APR                                 11.23900%
Initial Weighted Average Monthly Dealer
       Participation Fee Rate                                 0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
       Dealer Participation) of Remaining Portfolio          11.23900%
Initial Weighted Average Remaining Term                          64.00
Initial Weighted Average Original Term                           68.00
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CURRENT MONTH CERTIFICATE
     BALANCES                                               TOTAL        CLASS A-1      CLASS A-2        CLASS A-3       CLASS A-4
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BOP:
Prior Month Pool Balance                                317,307,311.92  14,307,311.91  133,000,000.00  100,000,000.00  70,000,000.00
Prefunding Pool Balance                                           0.00           0.00            0.00            0.00           0.00
Total Pool Balance                                      317,307,311.92  14,307,311.91  133,000,000.00  100,000,000.00  70,000,000.00
Total Note Balance                                      312,824,164.19   9,824,164.19  133,000,000.00  100,000,000.00  70,000,000.00

EOP:
Number of Current Month Closed Contracts                           421
Number of Reopened Loans                                          0.00
Number of Contracts - EOP                                       17,233
Pool Balance  -  EOP                                    306,070,681.48   3,070,681.47  133,000,000.00  100,000,000.00  70,000,000.00
Prefunding Pool Balance                                           0.00           0.00            0.00            0.00           0.00
Total Pool Balance  -  EOP                              306,070,681.48   3,070,681.47  133,000,000.00  100,000,000.00  70,000,000.00
Total Note Balance - EOP                                300,350,073.99              -  130,350,073.99  100,000,000.00  70,000,000.00

Class Collateral Pool Factors                               0.85814307     0.00000000      0.98007574      1.00000000     1.00000000

Weighted Average APR of Remaining Portfolio                  11.34167%
Weighted Average Monthly Dealer
       Participation Fee Rate                                 0.00000%
Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio           11.34167%
Weighted Average Remaining Term                                  61.85
Weighted Average Original Term                                   68.49

                                                                     Page 1 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

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TOTAL DISTRIBUTION AMOUNT                                                                                                 CONTRACTS
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    Monthly Payments:                      Principal                                                 4,638,126.20
                                           Interest                                                  2,989,514.17
    Early Payoffs:                         Principal Collected                                       6,171,192.89
                                           Early Payoff Excess Servicing Compensation                      312.09
                                           Early Payoff Principal Net of Rule of 78s Adj.            6,170,880.80            388
                                           Interest                                                     67,881.29
    Liquidated Receivable:                 Principal Collected                                           9,790.14
                                           Liquidated Receivable Excess Servicing Compensation               0.00
                                           Liquidated Receivable Principal Net of Rule of 78s Adj.       9,790.14             31
                                           Interest                                                       (102.98)
    Purchase Amount:                       Principal                                                    39,589.40              2
                                           Interest                                                      1,437.13
                                                             Total Principal                        10,858,386.54
                                                             Total Interest                          3,058,729.61
                                                             Total Principal and Interest           13,917,116.15
    Recoveries                                                                                         132,844.94
    Excess Servicing Compensation                                                                          312.09
    Late Fees & Miscellaneous Fees                                                                      67,559.29
    Collection Account Customer Cash                                                                14,117,832.47
    ADDITIONAL COLLECTION ACCOUNT CASH:
    Collection Account Investment Income                                                                29,963.27
    Prefunding Account Investment Income                                                                     0.00
    Mandatory Special Redemption                                                                             0.00
    Available Funds                                                                                 14,147,795.74

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                                                                                                     DISTRIBUTION    SHORTFALL/DRAW
DISTRIBUTION                                                                                            AMOUNT      DEFICIENCY CLAIM
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                                                                                                    14,147,795.74
Monthly Dealer Participation Fee                                                           0.00     14,147,795.74          0.00
Prior Unpaid Dealer Participation Fee                                                      0.00     14,147,795.74
Servicing Fees:                            Current Month Servicing Fee               462,739.83
                                           Prior Period Unpaid Servicing Fee               0.00
                                           Late Fees & Miscellaneous Fees             67,559.29
                                           Excess Servicing Compensation                 312.09
                                                             Total Servicing Fees:   530,611.21     13,617,184.53          0.00
Indenture Trustee Fee                                                                    782.06     13,616,402.47          0.00
Custodian Fee                                                                          5,288.46     13,611,114.01          0.00
Backup Servicer Fee                                                                    5,288.46     13,605,825.55          0.00
Prior Unpaid Indenture Trustee Fee                                                         0.00     13,605,825.55          0.00
Prior Unpaid Custodian Fee                                                                 0.00     13,605,825.55          0.00
Prior Unpaid Backup Servicer Fee                                                           0.00     13,605,825.55          0.00
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                                                                     Page 2 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

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                                                                                                    DISTRIBUTION     SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                                                 AMOUNT       DEFICIENCY CLAIM
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Class A-1 Note Interest:                   Current Month                              29,219.25     13,576,606.30          0.00
                                           Prior Carryover Shortfall                       0.00     13,576,606.30
Class A-2 Note Interest:                   Current Month                             423,383.33     13,153,222.97          0.00
                                           Prior Carryover Shortfall                       0.00     13,153,222.97
Class A-3 Note Interest:                   Current Month                             340,000.00     12,813,222.97          0.00
                                           Prior Carryover Shortfall                       0.00     12,813,222.97
Class A-4 Note Interest:                   Current Month                             247,916.67     12,565,306.30          0.00
                                           Prior Carryover Shortfall                       0.00     12,565,306.30
Principal Payment Amount:                  Current Month                           6,753,482.71      5,811,823.59          0.00
                                           Prior Carryover Shortfall                       0.00      5,811,823.59
Certificate Insurer:                       Reimbursement Obligations                       0.00      5,811,823.59          0.00
                                           Premium                                    50,058.50      5,761,765.09          0.00
Demand Note Interest Payment Amount        Current Month                              53,593.70      5,708,171.39          0.00
                                           Prior Carryover Shortfall                       0.00      5,708,171.39          0.00
Demand Note                                Reimbursement                                   0.00      5,708,171.39          0.00
Expenses:                                  Trust Collateral AReimbursement                 0.00      5,708,171.39          0.00
                                           Indenture Trustee                               0.00      5,708,171.39          0.00
                                           Backup Servicer                                 0.00      5,708,171.39          0.00
                                           Custodian                                       0.00      5,708,171.39          0.00
Distribution to (from) the Spread Account                                          5,708,171.39              0.00

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LIQUIDATED RECEIVABLES
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                                                                                                         Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                                  Balance       Units
      BOP Liquidated Receivable Principal Balance           388,034.04     BOP Cram Down loss Balance         0.00        0.00
      Current Month Cram Down Loss                                0.00     Current Month Cram Down Loss       0.00        0.00
      Liquidation Principal Proceeds                          9,790.14
      Principal Loss                                        378,243.90
      Prior Month Cumulative Principal Loss LTD             321,061.49
      Cumulative Principal Loss LTD                         699,305.39     Cumulative Cram Down Loss          0.00        0.00

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STATISTICAL INFORMATION
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                                                                                        % OF TOTAL POOL
DELINQUENCY STATUS:                         # OF CONTRACTS          AMOUNT                  BALANCE

      Current                                     13,873        252,867,983.56               82.62%
      1-29 Days                                    3,102         49,866,807.48               16.29%
      30-59 Days                                     152          1,784,174.65                0.58%
      60-89 Days                                      67          1,048,817.82                0.34%
      90-119 Days                                     31            388,674.32                0.13%
      120 Days or More                                 8            114,223.65                0.04%
                                   Total          17,233        306,070,681.48              100.00%

                                                                     Page 3 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                               Trigger           Trigger         Event of Default         Event of
                                           Current Month      Threshold           Event             Threshold              Default

Average Delinquency Ratio                     0.71734%          5.25%               NO                 7.25%                  NO
Cumulative Default Rate                          0.37%          3.58%               NO                 3.81%                  NO
Cumulative Loss Rate                             0.11%          1.79%               NO                 2.10%                  NO

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                                  CERTIFICATE INVENTORY                                               RECOVERY INVENTORY
                                      # OF CONTRACTS         AMOUNT*                                   # OF CONTRACTS       AMOUNT*
Prior Month Inventory                       12            179,812.26            Prior Month Inventory         2           17,801.73
Repurchased                                  0                  0.00                      Repurchased         0                0.00
Adjusted Prior Month Inventory              12            179,812.26   Adjusted Prior Month Inventory         2           17,801.73
Current Month Repos                         28            465,328.87              Current Month Repos        23          366,737.98
Repos Actually Liquidated                   12            179,812.26     Repos from Trust Liquidation         0                0.00
Repos Liquidated at 60+ or 150+              0                  0.00        Repos Actually Liquidated        22          352,356.74
Dealer Payoff                                0                  0.00                    Dealer Payoff         0                0.00
Redeemed / Cured                             0                  0.00                 Redeemed / Cured         1             -717.78
Purchased Repos                              0                  0.00                  Purchased Repos         0                0.00
Current Month Inventory                     28            465,328.87          Current Month Inventory         2           32,900.75

                     * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                                      # OF CONTRACTS         AMOUNT
Current Month Balance                       31            388,034.04
Cumulative Balance                          58            769,426.73
Current Month Proceeds                                      9,687.16
Cumulative Proceeds                                        72,077.56
Current Month Recoveries                                  132,844.94
Cumulative Recoveries                                     306,307.57

                                                       RECEIVABLES LIQUIDATED AT 150 OR
                                                       MORE DAYS DELINQUENT, 60 OR MORE
                                                       DAYS PAST THE DATE AVAILABLE FOR               CUMULATIVE RECEIVABLES
                                                       SALE AND BY ELECTION:                        LIQUIDATED AT 150+ AND 60+:
                                                            Balance          Units                     Balance         Units
Prior Month                                                 3,403.48           3                        0.00               0
Current Trust Liquidation Balance                               0.00           0                        0.00               0
Current Monthly Principal Payments                           (314.97)
Cram Down Loss                                                  0.00
Reopened Loan Due to NSF                                   13,231.12           2
Current Repurchases                                             0.00           0
Current Recovery Sale Proceeds                                  0.00          -3
Deficiency Balance of Sold Vehicles                             0.00
EOP                                                        16,319.63           2                        0.00               0

                                                                     Page 4 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

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STATISTICAL INFORMATION CONTINUED
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      SPREAD ACCOUNT RECONCILIATION
                                                                                    REQUISITE AMOUNT:      4,374,995.64
Initial Deposit                                                    3,787,713.37
BOP Balance                                                        4,374,995.64
Subsequent Transfer Required Deposit                                       0.00
Remaining Distribution Amount                                      5,708,171.39
Investment Income                                                     12,436.10
Current Month Draw                                                         0.00
EOP Balance Prior to Distribution                                 10,095,603.13

Spread Account Release Amount                                      5,720,607.49

EOP Balance                                                        4,374,995.64

Class A Principal Payment Amount                                   5,720,607.49
Demand Note Supplemental Interest Payment Amount                           0.00
Class R Certificateholder Distribution                                     0.00

      DEMAND NOTE

Demand Note Initial Balance                                       10,605,597.43
Subsequent Transfer                                                1,644,390.35
Demand Note Amount                                                12,249,987.78

OVERCOLLATERALIZATION AMOUNT                                       5,720,607.49

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                            22,345,590.91            7.30%

REQUIRED TOTAL ENHANCEMENT AMOUNT                                 30,607,068.15           10.00%

      PREFUNDING ACCOUNT RECONCILIATION

      Initial Deposit                                             46,982,930.48
      BOP Balance                                                          0.00
      Subsequent Transfer                                                  0.00
      Investment Income Earned                                             0.00
      Investment Income Deposited to Note Account                          0.00
      Mandatory Special Redemption                                         0.00
      Remaining Prefunding Balance                                                         0.00
      Undistributed Investment Income                                                      0.00
      EOP Balance Before Release to Servicer                                               0.00
      Prefunding Account Balance Released to Servicer                      0.00
      EOP Balance                                                          0.00

                                                                     Page 5 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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     CUMULATIVE LOSS:                                             CUMULATIVE GROSS DEFAULT:
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     UP TO MONTH       TRIGGER EVENT       EVENT OF DEFAULT       UP TO MONTH       TRIGGER EVENT       EVENT OF DEFAULT
           3               0.90%                 1.15%                  3               1.79%                 2.08%
           6               1.79%                 2.10%                  6               3.58%                 3.81%
           9               2.24%                 2.67%                  9               4.26%                 4.85%
          12               3.58%                 3.81%                 12               6.72%                 6.92%
          15               4.07%                 4.33%                 15               7.74%                 7.87%
          18               4.89%                 5.19%                 18               9.78%                 9.44%
          21               5.33%                 6.06%                 21              10.26%                11.02%
          24               5.91%                 6.58%                 24              10.74%                11.96%
          27               6.29%                 7.10%                 27              11.43%                12.91%
          30               6.86%                 7.61%                 30              12.47%                13.84%
          33               7.24%                 8.14%                 33              13.16%                14.79%
          36               7.62%                 8.48%                 36              13.85%                15.42%
          39               7.81%                 8.65%                 39              14.20%                15.73%
          42               8.00%                 9.00%                 42              14.54%                16.36%
          45               8.00%                 9.00%                 45              14.54%                16.36%
          48               8.00%                 9.00%                 48              14.54%                16.36%
          51               8.00%                 9.00%                 51              14.54%                16.36%
          54               8.00%                 9.00%                 54              14.54%                16.36%
          57               8.00%                 9.00%                 57              14.54%                16.36%
          60               8.00%                 9.00%                 60              14.54%                16.36%
          63               8.00%                 9.00%                 63              14.54%                16.36%
          66               8.00%                 9.00%                 66              14.54%                16.36%
          69               8.00%                 9.00%                 69              14.54%                16.36%
          72               8.00%                 9.00%                 72              14.54%                16.36%
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AVERAGE DELINQUENCY RATIO:
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    UP TO MONTH     TRIGGER EVENT     EVENT OF DEFAULT
         12             5.25%               7.25%
         24             6.25%               8.25%
         72             7.25%               9.25%
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                                                                     Page 6 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of September 30, 2005 and were performed in conformity with the Sale and Servicing Agreement dated June 1,
2005.

/s/ Maureen E. Morley
---------------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 7 of 7